IDS
Discovery Fund
1999 semiannual report



(icon of) ruler



The goal of IDS Discovery Fund, Inc.
is long-term growth of capital.



American Express Financial Advisors

Distributed by American Express Financial Advisors Inc.

Your Piece of
the Future

Glance through current business magazines and newspaper articles on the fastest-growing companies in America and you'll find many of the stocks that Discovery Fund owns. The Fund seeks small- to medium-size firms at the forefront of rapidly growing markets or industries. From high-tech companies in computer networking or biotechnology to firms that have found new ways to make, manage or market traditional products and services, these are the companies that are creating jobs and reshaping U.S. industry today.



CONTENTS
From the Chairman                        3
From the Portfolio Manager               3
Fund Facts                               5
10 Largest Holdings                      6
Financial Statements                     7
Notes to Financial Statements           10
Investments in Securities               20

From the Chairman

It is an honor for me to join the IDSMutual Fund Group as chairman of the board and chief executive officer for each of the funds. I have served for the past eight years as governor of Minnesota and also for the past 20 years as a constitutional officer responsible for the pension investments made on behalf of governmental employees. My responsibility in the coming years is to serve your interests.

By law, half the members of a mutual fund board must be independent of their investment manager and distributor. I am one of those persons. I am not an employee of American Express Financial Corporation, nor do I own stock in American Express Company. Both are fine companies, but the law clearly states that to fully represent your interests I must be independent.

Having said that, I have a great deal of respect for the capabilities of American Express Financial Corporation and for the services it provides investors. Your financial advisor assists you in financial planning, conducts regular investment reviews, and responds to your questions and needs. This is a very personal service that makes AEFCa partner in your financial future.

I know that AEFC has an investment focus on the long-term performance of our economy. AEFC wants you to participate in that growth. Our board is here to serve you and to represent your interests in a professional manner.




Arne H. Carlson
(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board



From the Portfolio Manager

IDS Discovery Fund overcame a sharp downturn at the start to conclude the first half of the fiscal year with positive results. For the six months -- August 1998 through January 1999 -- the total return for the Fund's Class A shares was 2.95%. (A portion of the return came in the form of a capital gain, which was paid to shareholders last December and reduced the Fund's net asset value by a like amount at that time.)




Kurt Winters
(picture of) Kurt Winters
Kurt Winters
Portfolio manager

The period began with the U.S. stock market being buffeted by powerful ill winds from abroad. The principal sources were Asia, Russia and parts of Latin America, whose economic problems cast increasing doubt on American companies' ability to sustain profits from those and other foreign markets. The heavy stock-selling that resulted finally subsided by the end of August, by which time the Fund was down approximately 23%.

But, with the remarkable resilience that has been its hallmark in recent years, the stock market soon got back on its feet and, with support from three reductions in short-term interest rates by the Federal Reserve, set out to reclaim the lost ground. The Fund joined right in, racking up substantial gains through the end of 1998. To illustrate the strength of the recovery, from September through December, the Fund recorded a gain of nearly 30%.


TECHNOLOGY LEADS RECOVERY

Much of the credit for the Fund's comeback belonged to technology-related stocks, which had been the hardest hit during the August downturn. Constituting about 20% of assets, tech stocks were the second-largest investment area for the Fund. The largest, with nearly 50% of assets at times, was the consumer group, which include health care, food and retailing. They also contributed substantially to the performance upturn. The Fund's weakest performers continued to be oil-related stocks, which languished under the pressure of low oil prices.

I made only slight changes to the portfolio during the six months. Overall, I avoided stocks of companies with strong business ties to foreign markets and emphasized high-quality, domestically focused companies with consistent earnings growth.

As we enter the second half of the fiscal year, the debate continues about when small stocks might outperform large stocks for an extended period. Although we saw occasional spurts by small stocks during the past several months, only time will tell whether they can follow those up with more consistent performance. In the meantime, I plan to keep the Fund heavily invested in stocks to allow it to participate in the rallies that may lie ahead.


Kurt Winters

Fund Facts

 Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 1999                                                   $10.78
July 31, 1998                                                   $11.18
Decrease                                                        $ 0.40

Distributions -- Aug. 1, 1998 - Jan. 31, 1999
From income                                                      $0.17
From capital gains                                               $0.54
Total distribution                                               $0.71

Total return*                                                    +2.95%**


 Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 1999                                                   $10.44
July 31, 1998                                                   $10.90
Decrease                                                        $ 0.46

Distributions -- Aug. 1, 1998 - Jan. 31, 1999
From income                                                     $ 0.17
From capital gains                                              $ 0.54
Total distribution                                              $ 0.71

Total return*                                                    +2.57%**


 Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Jan. 31, 1999                                                   $10.80
July 31, 1998                                                   $11.20
Decrease                                                        $ 0.40

Distributions -- Aug. 1, 1998 - Jan. 31, 1999
From income                                                     $ 0.17
From capital gains                                              $ 0.54
Total distribution                                              $ 0.71

Total return*                                                    +3.00%**

**The prospectus discusses the effect of sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

The 10 Largest Holdings

                                  Percent                      Value
                              (of net assets)          (as of Jan. 31, 1999)
 Metris Companies                    4.51%                 $49,237,500
 Finova Group                        3.59                   39,162,500
 Quintiles Transnational             3.55                   38,812,499
 Allied Waste Inds                   3.26                   35,656,250
 Sealed Air                          3.16                   34,490,625
 Office Depot                        3.10                   33,881,250
 Sterling Commerce                   3.05                   33,276,562
 Washington Mutual                   2.79                   30,450,000
 Watson Pharmaceuticals              2.50                   27,312,500
 Intermedia Communications           2.45                   26,709,375

For further detail about these holdings, please refer to the section entitled "Investments in Securities" herein.


(icon of) pie chart

The 10 holdings listed here make up 31.96% of net assets



Financial Statements

Statement of assets and liabilities
IDS Discovery Fund, Inc.

Jan. 31, 1999 (Unaudited)

 Assets
Investments in securities, at value (Note 1):
Investments in securities of unaffiliated issuers (identified cost $843,502,900)         $  989,382,151
Investments in securities of affiliated issuers (identified cost $74,695,162)               102,912,500
                                                                                            -----------
Total investments in securities (identified cost $918,198,062)                            1,092,294,651
Dividends and accrued interest receivable                                                       695,049
Receivable for investment securities sold                                                    40,798,327
U.S. government securities held as collateral (Note 6)                                        9,814,722
                                                                                              ---------
Total assets                                                                              1,143,602,749
                                                                                          -------------
 Liabilities
Disbursements in excess of cash on demand deposit                                             1,116,721
Payable for investment securities purchased                                                  16,818,062
Payable upon return of securities loaned (Note 6)                                            27,344,722
Accrued investment management services fee                                                        7,556
Accrued distribution fee                                                                          3,258
Accrued service fee                                                                               5,061
Accrued transfer agency fee                                                                       4,708
Accrued administrative services fee                                                               1,538
Other accrued expenses                                                                           55,861
Option contracts written, at value
   (premium received $6,462,949) (Note 5)                                                     5,942,969
                                                                                              ---------
Total liabilities                                                                            51,300,456
                                                                                             ----------
Net assets applicable to outstanding capital stock                                       $1,092,302,293
                                                                                         ==============

 Represented by
Capital stock-- $.01 par value (Note 1)                                                  $    1,018,010
Additional paid-in capital                                                                1,017,146,710
Net operating loss                                                                           (3,578,960)
Accumulated net realized gain (loss)                                                        (96,900,038)
Unrealized appreciation (depreciation) on investments                                       174,616,571
                                                                                            -----------
Total -- representing net assets applicable to outstanding capital stock                 $1,092,302,293
                                                                                         ==============
Net assets applicable to outstanding shares:            Class A                          $  850,331,336
                                                        Class B                          $  158,872,177
                                                        Class Y                          $   83,098,780
Net asset value per share of outstanding capital stock: Class A shares   78,894,093      $        10.78
                                                        Class B shares   15,213,145      $        10.44
                                                        Class Y shares    7,693,812      $        10.80

See accompanying notes to financial statements.



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


Statement of operations
IDS Discovery Fund, Inc.

Six months ended Jan. 31, 1999 (Unaudited)

 Investment income
Income:
Dividends (including $10,500 earned from affiliates)                                             $   531,475
Interest                                                                                           1,452,591
                                                                                                   ---------
Total income                                                                                       1,984,066
                                                                                                   ---------
Expenses (Note 2):
Investment management services fee                                                                 2,916,727
Distribution fee-- Class B                                                                           520,845
Transfer agency fee                                                                                  860,009
Incremental transfer agency fee-- Class B                                                             10,323
Service fee
   Class A                                                                                           681,402
   Class B                                                                                           120,760
   Class Y                                                                                            38,117
Administrative services fees and expenses                                                            269,910
Compensation of board members                                                                          6,107
Custodian fees                                                                                       100,514
Postage                                                                                               46,800
Registration fees                                                                                     52,284
Reports to shareholders                                                                               30,700
Audit fees                                                                                            13,500
Other                                                                                                 13,735
                                                                                                      ------
Total expenses                                                                                     5,681,733
   Earnings credits on cash balances (Note 2)                                                        (36,347)
                                                                                                     -------
Total net expenses                                                                                 5,645,386
                                                                                                   ---------
Investment income (loss) -- net                                                                   (3,661,320)
                                                                                                  ----------

 Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (including loss of $6,333,215 on sale of affiliated issuers) (Note 3)   (79,752,512)
   Closed short positions in securities (Note 1)                                                     257,424
                                                                                                     -------
   Options contracts written (Note 5)                                                             (5,079,058)
                                                                                                  ----------
Net realized gain (loss) on investments                                                          (84,574,146)
Net change in unrealized appreciation (depreciation) on investments                              120,081,299
                                                                                                 -----------
Net gain (loss) on investments                                                                    35,507,153
                                                                                                  ----------
Net increase (decrease) in net assets resulting from operations                                  $31,845,833
                                                                                                 ===========

See accompanying notes to financial statements.


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


Statements of changes in net assets
IDS Discovery Fund, Inc.

                                                          Jan. 31, 1999    July 31, 1998
                                                        Six months ended     Year ended
                                                           (Unaudited)

 Operations and distributions
Investment income (loss) -- net                                      $   (3,661,320)  $   (4,436,645)
Net realized gain (loss) on investments                                 (84,574,146)     139,834,393
Net change in unrealized appreciation (depreciation) on investments     120,081,299     (162,683,508)
                                                                        -----------     ------------
Net increase (decrease) in net assets resulting from operations          31,845,833      (27,285,760)
                                                                         ----------      -----------
Distributions to shareholders from:
  Net realized gain
      Class A                                                           (53,427,661)    (107,356,735)
      Class B                                                           (10,036,574)     (14,586,022)
      Class Y                                                            (5,283,632)      (9,866,379)
                                                                         ----------       ----------
Total distributions                                                     (68,747,867)    (131,809,136)
                                                                        -----------     ------------

 Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                              107,089,996    1,130,762,329
   Class B shares                                                        28,435,998       65,338,227
   Class Y shares                                                        14,742,690       51,414,892
Reinvestment of distributions at net asset value
   Class A shares                                                        51,754,426      104,921,333
   Class B shares                                                         9,961,536       14,496,729
   Class Y shares                                                         5,283,632        9,866,378
Payments for redemptions
   Class A shares                                                      (143,010,486)  (1,152,288,551)
   Class B shares (Note 2)                                              (16,083,074)     (17,430,145)
   Class Y shares                                                       (17,247,546)     (37,182,732)
                                                                        -----------      -----------
Increase (decrease) in net assets from capital share transactions        40,927,172      169,898,460
                                                                         ----------      -----------
Total increase (decrease) in net assets                                   4,025,138       10,803,564
Net assets at beginning of period                                     1,088,277,155    1,077,473,591
                                                                      -------------    -------------
Net assets at end of period                                          $1,092,302,293   $1,088,277,155
                                                                     ==============   ==============
Undistributed (excess of distributions over) net investment income   $   (3,578,960)  $       82,360
                                                                     --------------   --------------

See accompanying notes to financial statements.


Notes to Financial Statements

IDS Discovery Fund, Inc.
(Unaudited as to Jan. 31, 1999)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in common stocks of small- and medium-size growth companies.

The Fund offers  Class A, Class B and Class Y shares.
o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying security.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Short sales
The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price on the replacement date. The price at such time may be more or less than the price at which the Fund sold the security. The Fund will designate cash or liquid securities to cover its open short positions. The Fund also may engage in "short sales against the box," a form of short-selling that involves selling a security that the Fund owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows the Fund to hedge protectively against anticipated declines in the market of its securities or to defer an unrealized gain. If the value of the securities sold short increased prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


2. EXPENSES AND SALES CHARGES
The Fund entered into agreements  with American  Express  Financial  Corporation
(AEFC) for managing its portfolio and providing administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling twelve-month period measured against the change in the Lipper Small Company Growth Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $110,157 for the six months ended Jan. 31, 1999.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $15
o Class B $16
o Class Y $15

The Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $891,700 for Class A and $69,385 for Class B for the six months ended Jan. 31, 1999. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended Jan. 31, 1999, the Fund's custodian and transfer agency fees were reduced by $36,347 as a result of earnings credits from overnight cash balances.



  3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,017,237,967 and $1,030,419,861, respectively, for the six months ended Jan. 31, 1999. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $300,325 for the six months ended Jan. 31, 1999.


4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                               Six months ended Jan. 31, 1999
                                         Class A             Class B           Class Y

Sold                                   10,513,225          2,876,734        1,427,490
Issued for reinvested distributions     4,961,595            984,953          505,514
Redeemed                              (13,848,345)        (1,608,057)      (1,663,729)

Net increase (decrease)                 1,626,475          2,253,630          269,275


                                                  Year ended July 31, 1998
                                        Class A             Class B          Class Y

Sold                                   87,405,005          5,195,050        3,908,832
Issued for reinvested distributions     9,196,375          1,298,061          863,805
Redeemed                              (88,770,903)        (1,402,849)      (2,884,401)

Net increase (decrease)                 7,830,477          5,090,262        1,888,236




5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:
                                               Six months ended Jan. 31, 1999

                                             Puts                         Calls

                                    Contracts      Premium        Contracts    Premium

Balance July 31, 1998                11,490     $ 3,058,574        29,750  $ 10,112,467
Opened                               23,300       5,735,607        99,650    31,230,743
Closed                              (31,540)     (8,001,146)      (86,189)  (27,503,853)

Exercised                            (1,750)       (353,801)      (13,707)   (5,077,516)
Expired                                  --              --       (11,754)   (2,738,126)

Balance Jan. 31, 1999                 1,500     $   439,234        17,750  $  6,023,715


See "Summary of significant accounting policies."


6. LENDING OF PORTFOLIO SECURITIES
As of Jan. 31, 1999,  securities  valued at $25,501,163 were on loan to brokers.
For collateral, the Fund received $17,530,000 in cash and U.S. government securities valued at $9,814,722. Income from securities lending amounted to $166,846 for the six months ended Jan. 31, 1999. The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


7. BANK BORROWINGS
The Fund entered into a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage or borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other IDS Funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Jan.
31, 1999.




8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended July 31,

Per share income and capital changes(a)

                                                                              Class A

                                                        1999b      1998        1997        1996        1995

Net asset value, beginning of period                  $11.18     $13.02      $10.73      $13.16      $10.33

Income from investment operations:

Net investment income (loss)                            (.03)      (.04)       (.04)        .06         .07

Net gains (losses) (both realized and unrealized)        .34       (.24)       3.95         .34        2.79


Total from investment operations                         .31       (.28)       3.91         .40        2.86

Less distributions:

Dividends from net investment income                      --         --        (.03)       (.09)         --

Distributions from realized gains                       (.71)     (1.56)      (1.59)      (2.74)       (.03)


Total distributions                                     (.71)     (1.56)      (1.62)      (2.83)       (.03)
Net asset value, end of period                        $10.78     $11.18      $13.02      $10.73      $13.16


 Ratios/supplemental data

                                                                              Class A

                                                        1999b      1998        1997        1996        1995

Net assets, end of period (in millions)                 $850       $864        $904        $683        $730

Ratio of expenses to average daily net assets(d)        1.03%c     1.03%       1.13%       1.00%        .99%

Ratio of net investment income (loss)

to average daily net assets                             (.63%)c    (.30%)      (.32%)       .46%        .59%

Portfolio turnover rate

(excluding short-term securities)                        103%       145%        153%        179%        192%

Total return(e)                                         2.95%     (2.42%)     39.12%       4.04%      27.62%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Jan. 31, 1999 (Unaudited).
c Adjusted to an annual basis.
d Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
e Total return does not reflect payment of a sales charge.





  Fiscal period ended July 31,

 Per share income and capital changesa

                                                             Class B                               Class Y

                                                1999b  1998   1997  1996  1995c        1999b  1998   1997   1996  1995c

Net asset value,
beginning of period                           $10.90 $12.82 $10.63 $13.12 $11.31     $11.20 $13.03 $10.73 $13.17 $11.31

Income from investment operations:

Net investment
income (loss)                                   (.07)  (.11)  (.11)    --    .01       (.03)  (.03)  (.01)   .07   .06

Net gains (losses)
(both realized and unrealized)                   .32   (.25)  3.89    .31   1.80        .34   (.24)  3.95    .34  1.80

Total from investment
operations                                       .25   (.36)  3.78    .31   1.81        .31   (.27)  3.94    .41  1.86

Less distributions:

Dividends from net
investment income                                 --     --     --   (.06)    --         --     --   (.05)  (.11)   --

Distributions from
realized gains                                  (.71) (1.56) (1.59) (2.74)    --       (.71) (1.56) (1.59) (2.74)   --

Total distributions                             (.71) (1.56) (1.59) (2.80)    --       (.71) (1.56) (1.64) (2.85)   --

Net asset value,
end of period                                 $10.44 $10.90 $12.82 $10.63 $13.12     $10.80 $11.20 $13.03 $10.73 $13.17


 Ratios/supplemental data

                                                             Class B                                Class Y


                                                1999b  1998   1997  1996    1995c     1999b   1998   1997   1996   1995c

Net assets, end of
period (in millions)                            $159   $141   $101   $43     $10       $83     $83    $72    $52    $39

Ratio of expenses to
average daily net assetse                       1.80%d 1.79%  1.90% 1.74%   1.95%d     .96%d   .96%   .98%   .81%   .93%d

Ratio of net investment
income (loss) to average
daily net assets                             (1.40%)d (1.04%) (1.10%) (.10%) .44%d   (.55%)d  (.22%) (.17%)  .61%  1.51%d

Portfolio turnover
rate (excluding
short-term securities)                         103%   145%   153%   179%     192%     103%    145%     153%  179%   192%

Total return(f)                               2.57% (3.16%) 38.06% 3.24%   15.96%    3.00%  (2.34%)  39.32% 4.20% 16.34%


a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended Jan. 31, 1999 (Unaudited).
c Inception date was March 20, 1995.
d Adjusted to an annual basis.
e Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
f Total return does not reflect payment of a sales charge.


Investments in Securities

IDS Discovery Fund, Inc.
Jan. 31, 1999 (Unaudited)


(Percentages represent value of investments compared to net assets)

 Common stocks (94.8%)
Issuer                                             Shares          Value(a)

Airlines (1.6%)
Aviation Sales                                    400,000(b,e)   $18,000,000

Automotive & related (1.8%)
Dura Automotive Systems Cl A                      600,000(b,e,f)  19,275,000

Banks and savings & loans (2.8%)
Washington Mutual                                 725,000         30,450,000

Chemicals (3.3%)

Allied Waste Inds                               1,750,000(b)      35,656,250

Commercial finance (3.6%)
Finova Group                                      650,000         39,162,500

Communications equipment & services (2.7%)
ADC Telecommunications                            450,000(b,d)    17,915,625
CIENA                                             550,000(b)      11,103,125
Total                                                             29,018,750

Computers & office equipment (16.2%)

BMC Software                                      300,000(b)      14,006,250
Documentum                                        600,000(b)      13,987,500
Network Associates                                350,000(b)      18,331,250
Rational Software                                 550,000(b,d)    18,081,250
Sapient                                           175,000(b,d,f)  12,928,125
Saville Systems Ireland ADR                       750,000(b,c,d)  16,406,250
Sterling Commerce                                 775,000(b)      33,276,562
SunGard Data Systems                              400,000(b,d)    14,350,000
Synopsys                                          300,000(b)      17,418,750
Tech Data                                         600,000(b)      18,825,000
Total                                                            177,610,937

See accompanying notes to investments in securities.

Issuer                                          Shares         Value(a)

Electronics (1.9%)
Waters                                        225,000(b)     $20,475,000


Energy (1.6%)

Stone Energy                                  600,000(b)      17,475,000

Energy equipment & services (6.5%)
Core Laboratories                             900,000(b,c,d,f)18,000,000
Hanover Compressor                            800,000(b,d)    19,150,000
Jacobs Engineering Group                      475,000(b,d)    19,920,313
Petroleum Geo-Services ADR                  1,050,000(b,c,d)  14,175,000
Total                                                         71,245,313

Financial services (4.5%)
Metris Companies                              975,000(d,e)    49,237,500

Food (3.1%)

Suiza Foods                                   425,000(b,d)    15,114,063
U.S. Foodservice                              350,000(b)      18,375,000
Total                                                         33,489,063

Health care (8.5%)
ChiRex                                        800,000(b,d,e)  16,400,000
IDEXX Laboratories                            650,000(b)      16,900,000
STERIS                                        600,000(b,d)    18,075,000
Stryker                                       300,000         13,912,500
Watson Pharmaceuticals                        500,000(b,d)    27,312,500
Total                                                         92,600,000

Health care services (11.5%)
Express Scripts Cl A                          275,000(b,d)    18,081,250
HCR Manor Care                                650,000(b)      17,387,500
Health Management Associates Cl A           1,500,000(b)      18,843,750
PSS World Medical                           1,000,000(b)      15,625,000
Quintiles Transnational                       750,000(b,d)    38,812,499
Total Renal Care Holdings                     750,000(b)      17,484,375
Total                                                        126,234,374


Media (5.2%)
Heftel Broadcasting Cl A                      375,000(b)      17,109,375
Outdoor Systems                               625,000(b,d)    17,968,750
Snyder Communications                         550,000(b,d)    22,000,000
Total                                                         57,078,125


  See accompanying notes to investments in securities.

Issuer                                          Shares         Value(a)

Metals (1.4%)
AK Steel Holdings                              725,000        $15,089,063

Multi-industry conglomerates (1.6%)
Danaher                                        325,000(d)      17,387,500


Paper & packaging (3.2%)
Sealed Air                                     650,000(b)      34,490,625

Restaurants & lodging (1.7%)
Papa John's Intl                               450,000(b,d)    18,337,500

Retail (8.5%)
Bed Bath & Beyond                              525,000(b,d)    16,800,000
Circuit City Stores                            350,000(d)      19,337,500
Meyer (Fred)                                   375,000(b,d)    23,437,500
Office Depot                                   975,000(b)      33,881,250
Total                                                          93,456,250


Utilities -- electric (1.2%)

AES                                            400,000(b)      13,475,000

Utilities -- telephone (2.4%)
Intermedia Communications                    1,925,000(b,f)    26,709,375

Total common stocks
(Cost: $860,016,644)                                       $1,035,953,125

 Bond (0.9%)
Issuer                         Coupon      Principal           Value(a)
                                rate         amount

Riverwood Intl
  Company Guaranty
  08-01-07                     10.63%     $10,000,000        $10,175,000

Total bond
(Cost: $9,365,142)                                           $10,175,000



  See accompanying notes to investments in securities.

Options purchased (0.4%)
Issuer                Shares       Exercise        Expiration       Value(a)
                                     price            date

Calls
BMC Software         100,000           $45          Feb. 1999       $350,000
Ocean Energy       1,875,000             7          June 1999      1,054,687
Total                                                              1,404,687
Put
Intractive            80,000           700         March 1999      2,665,000

Total options purchased
(Cost: $6,719,437)                                                $4,069,687


 Short-term securities (3.9%)(d)
Issuer                                Annualized         Amount       Value(a)
                                     yield on date     payable at
                                      of purchase       maturity

U.S. government agency (3.2%)
Federal Home Loan Mtge Corp Disc Nts
   02-02-99                                5.05%      $2,000,000    $1,999,162
   02-17-99                                5.06        2,500,000     2,493,725
   03-12-99                                4.79        1,600,000     1,591,326
   03-15-99                                4.71       25,100,000    24,956,214
   03-15-99                                4.73        4,000,000     3,976,973
Total                                                               35,017,400

Commercial paper (0.7%)
Commerzbank U.S. Finance
   02-22-99                                4.84        6,300,000     6,280,599
Consolidated Natural Gas
   02-09-99                                5.26          800,000       798,840
Total                                                                7,079,439

Total short-term securities
(Cost: $42,096,839)                                                $42,096,839

Total investments in securities
(Cost: $918,198,062)(g)                                         $1,092,294,651


See accompanying notes to investments in securities.


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 1999, the value of foreign securities represented 4.45% of net assets.

(d) At Jan. 31, 1999, securities valued at $73,803,125 were held to cover open call options written as follows:

Issuer                           Shares        Exercise       Expiration          Value(a)
                                                price            date
ADC Telecommunications           75,000          $30          Feb. 1999         $731,250
Bed Bath & Beyond                25,000           30          Feb. 1999           70,313
ChiRex                           50,000           20         March 1999          134,375
Circuit City Stores              50,000           55         March 1999          234,375
Core Laboratories               100,000           20          Feb. 1999           84,375
Core Laboratories                25,000           20          Feb. 1999           21,094
Core Laboratories                50,000           22          Feb. 1999            7,812
Danaher                          50,000           50          Feb. 1999          215,625
Danaher                         100,000           55         March 1999          237,500
Express Scripts Cl A             25,000           65          Feb. 1999           79,687
Express Scripts Cl A             50,000           70          Feb. 1999           59,375
Hanover Compressor               25,000           25          Feb. 1999           12,500
Jacobs Engineering Group         25,000           40         March 1999           81,250
Metris Companies                 75,000           50         March 1999          421,875
Metris Companies                 50,000           55         March 1999          184,375
Meyer (Fred)                     50,000           50          Feb. 1999          625,000
Meyer (Fred)                     75,000           55          Feb. 1999          562,500
Outdoor Systems                  75,000           30          Feb. 1999           84,375
Papa John's Intl                 25,000           40          Feb. 1999           49,219
Petroleum Geo-Services ADR       50,000           17          Feb. 1999            6,250
Quintiles Transnational         100,000           55         March 1999          243,750
Rational Software                25,000           30          Feb. 1999           95,312
Rational Software                50,000           35         March 1999          107,813
Sapient                          25,000           75          Feb. 1999          145,313
Saville Systems Ireland ADR     100,000           25          Feb. 1999           87,500
Snyder Communications            50,000           40          Feb. 1999          114,062
STERIS                          125,000           30          Feb. 1999          164,063
Suiza Foods                      25,000           45          Feb. 1999            7,812
SunGard Data Systems             25,000           40          Feb. 1999            9,375
Watson Pharmaceuticals          100,000           50          Feb. 1999          537,500
Watson Pharmaceuticals           50,000           55          Feb. 1999          109,375
Watson Pharmaceuticals           50,000           60         March 1999           81,250
Total                                                                         $5,606,250




At Jan. 31, 1999, cash or short-term securities were designated to cover open put options written as follows:

Issuer                  Shares       Exercise     Expiration       Value(a)
                                       price         date

CIENA                   75,000         $20        Feb. 1999       $133,594
Network Associates      50,000          50        Feb. 1999         90,625
Sapient                 25,000          70        Feb. 1999        112,500
Total                                                             $336,719

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Jan. 31, 1999 are as follows:

Issuer              Beginning   Purchase      Sales       Ending    Dividend  Value(a)
                      cost        cost        cost         cost      income

Aviation Sales*   $15,563,087  $3,796,790   $5,909,487 $13,450,390       $-- $18,000,000
ChiRex             12,113,204   4,359,375    5,399,801  11,072,778       --   16,400,000
Dura Automotive
  Systems Cl A     17,016,985   4,470,938    4,447,485  17,040,438       --   19,275,000
Hadco*             27,394,198          --   27,394,198          --       --           --
Metris Companies*   2,401,938  45,660,806   14,931,188  33,131,556   10,500   49,237,500
Total             $74,489,412 $58,287,909  $58,082,159 $74,695,162  $10,500 $102,912,500

*Issuer was not an affiliate for the entire period ended Jan. 31, 1999.

(f) Security is partially or fully on loan. See Note 6 to the financial statements.

(g) At Jan. 31, 1999, the cost of securities for federal income tax purposes was approximately $918,187,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                               $220,048,000
Unrealized depreciation                                (45,940,000)

Net unrealized appreciation                           $174,108,000


Quick telephone reference
American Express Financial Advisors Telephone
Transaction Service

Sales and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:        800-437-3133
Mpls./St. Paul area:       612-671-3800

American Express Client Service Corporation
Fund performance, objectives and account inquiries: 800-862-7919

TTY Service
For the hearing impaired:  800-846-4852

American Express Financial Advisors

Automated account information (TouchTone(R) telephones only), including current Fund prices and performance, account values and recent account transactions:
800-862-7919

Ticker Symbol
Class A: INDYX    Class B: IDIBX    Class Y: IDVYX

  BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                  PERMIT NO. 85
                                   SPENCER, IA
                                 S-6458 M (3/99)


                               IDS Discovery Fund
                                  IDS Tower 10
                           Minneapolis, MN 55440-0010